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                                                                EXHIBIT h(39)(f)

                                 AMENDMENT NO. 5
                             PARTICIPATION AGREEMENT

         The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                        POLICIES FUNDED BY THE
THE POLICIES                               UTILIZING THE FUNDS                      SEPARATE ACCOUNTS
---------------------                      -----------------                        ----------------------
AIM V.I. Aggressive Growth Fund            Fulcrum Account of First Allmerica       A3025-96GRC
AIM V.I. Blue Chip Fund                    Financial Life Insurance Company
AIM V.I. Capital Appreciation Fund
AIM V.I. Dent Demographic Trends Fund      FUVUL Separate Account of First          1036.NY-99GRC
AIM V.I. Growth Fund                       Allmerica Financial Life Insurance
AIM V.I. High Yield Fund                   Company
AIM V.I. International Equity Fund
AIM V.I. Value Fund                        Separate Account VA-P of First           Pioneer Vision; Pioneer C-Vision; and
                                           Allmerica Financial Life Insurance       Pioneer XtraVision; A3030-99; Pioneer
                                           Company                                  No-Load

                                           Separate Account VA-K(Delaware) of       Delaware Medallion; Delaware Golden
                                           First Allmerica Financial Life           Medallion; A3030-99; Delaware No-Load
                                           Insurance Company

                                           Separate Account VA-K of First           A3030-99; Agency Ultimate Advantage;
                                           Allmerica Financial Life Insurance       Advantage; ExecAnnuity; First Union VIA;
                                           Company                                  Annuity Scout Fund Quest

                                           Group VEL Account                        Executive Solutions

                                           Select Separate Account                  Select Reward; Secondary Acclaim, Select
                                                                                    Resource, Select Charter

                                           Select Separate Account (Life)           Select Life, Select Inheiritage, Select
                                                                                    Single Premium Life, Select VUL 2001

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   December 1, 2000

                                              AIM VARIABLE INSURANCE FUNDS


Attest: /s/ P. MICHELLE GRACE                 By: /s/ ROBERT H. GRAHAM
        -------------------------------           ------------------------------
Name:   P. Michelle Grace                     Name:  Robert H. Graham
Title:  Assistant Secretary                   Title: President


(SEAL)

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                                              A I M DISTRIBUTORS, INC.


Attest: /s/ P. MICHELLE GRACE                 By: /s/ ROBERT H. GRAHAM
        -------------------------------           ------------------------------
Name:   P. Michelle Grace                     Name:  Robert H. Graham
Title:  Assistant Secretary                   Title: Sr. Vice President


(SEAL)

                                              FIRST ALLMERICA FINANCIAL LIFE
                                              INSURANCE COMPANY


Attest: /s/ SARAH LATORRE                     By:   /s/ MARK HUG
        -------------------------------             ----------------------------
Name:   Sarah Latorre                         Name: Mark Hug
        -------------------------------             ----------------------------
Title:  Admin                                 Title: CMO
        -------------------------------              ---------------------------


(SEAL)


                                              ALLMERICA INVESTMENTS, INC.


Attest: /s/ KAREN WARRINGTON                  By:   /s/ WILLIAM F. MONROE JR.
        -------------------------------             ----------------------------
Name:   Karen Warrington                      Name: William F. Monroe Jr.
        -------------------------------             ----------------------------
Title:  Admin. Ass't.                         Title: President
        -------------------------------              ---------------------------


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